Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 21,578.28
Total Fee Amount	21,578.28
Total Transaction Valuation	140,942,399.46
Total Offset Amount	0.00
Net Fee	$ 0.00